SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934



Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]



Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under ss. 240.14a-12



                          LINEAR TECHNOLOGY CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)



Payment of filing fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title  of each  class of  securities  to  which  transaction  applies:
          ___________

     (2)  Aggregate   number  of  securities  to  which   transaction   applies:
          ___________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): __________

     (4)  Proposed maximum aggregate value of transaction: ______________

     (5)  Total fee paid: _____________

[ ]  Fee paid previously with preliminary materials.

[ ] Checkbox if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid: __________________

     (2)  Form Schedule or Registration Statement No.: ___________________

     (3)  Filing Party: ________________

     (4)  Date Filed: ________________

                          LINEAR TECHNOLOGY CORPORATION
                           ---------------------------

                    Notice of Annual Meeting of Stockholders
                         To Be Held on November 6, 2002


TO THE STOCKHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Linear Technology Corporation, a Delaware corporation (the "Company"), will be held on November 6, 2002 at 3:00 p.m., local time, at the Company's principal executive offices, located at 720 Sycamore Drive, Milpitas, California 95035, for the following purposes:

     1. To elect five (5) directors to serve until the next Annual Meeting of Stockholders and until their successors are elected.

     2. To ratify the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending June 29, 2003.

     3. To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only stockholders of record of the Company's Common Stock at the close of business on September 9, 2002, the record date, are entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

     All stockholders are cordially invited to attend the Annual Meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the Annual Meeting may vote in person even if such stockholder has returned a proxy card.

                                                     FOR THE BOARD OF DIRECTORS

                                                     /s/ Arthur F.  Schneiderman

                                                     Arthur F.  Schneiderman
                                                     Secretary

Milpitas, California
September 25, 2002



--------------------------------------------------------------------------------

                             YOUR VOTE IS IMPORTANT.

   WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN
    THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

                          LINEAR TECHNOLOGY CORPORATION
                           ---------------------------

                                 PROXY STATEMENT
                                       FOR
                       2002 ANNUAL MEETING OF STOCKHOLDERS
                           ---------------------------

                       INFORMATION CONCERNING SOLICITATION
                                   AND VOTING

General

     The enclosed Proxy is solicited on behalf of the Board of Directors of Linear Technology Corporation, a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held November 6, 2002, at 3:00 p.m., local time, or at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the Company's principal executive offices, located at 720 Sycamore Drive, Milpitas, California 95035. The telephone number at that location is (408) 432-1900.

     These proxy solicitation materials and the Company's Annual Report to Stockholders for the year ended June 30, 2002, including financial statements, were mailed on or about September 25, 2002 to all stockholders entitled to vote at the Annual Meeting.

Record Date and Voting Securities

     Stockholders of record at the close of business on September 9, 2002 (the "Record Date") are entitled to notice of and to vote at the meeting. As of the Record Date, 314,384,864 shares of the Company's Common Stock, par value $0.001, were issued and outstanding. No shares of the Company's Preferred Stock are outstanding.

Revocability of Proxies

     Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use by delivering to the Company (Attention:
Paul Coghlan, Vice President of Finance and Chief Financial Officer) a written notice of revocation or a duly executed proxy card bearing a later date or by attending the Annual Meeting and voting in person.

Voting Rights and Solicitation of Proxies

     On all matters other than the election of directors, each share has one vote. Each stockholder voting for the election of directors may cumulate such stockholder's votes and give one candidate a number of votes equal to the number of directors to be elected (which number is currently set at five) multiplied by the number of shares held by such stockholder, or may distribute such stockholder's votes on the same principle among as many candidates as the stockholder may select. However, no stockholder will be entitled to cumulate votes unless a stockholder has, prior to the voting, given notice at the meeting of the stockholder's intention to cumulate votes. If any stockholder gives such notice, all stockholders may cumulate their votes for the election of directors. In the event that cumulative voting is invoked, the proxy holders will have the discretionary authority to vote all proxies received by them in such a manner as to ensure the election of as many of the Board of Directors' nominees as possible.

     The Company will bear the cost of soliciting proxies. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to beneficial owners. Solicitation of proxies by mail may be supplemented by one or more of telephone, telegram, facsimile, e-mail or personal solicitation by directors, officers or regular employees of the Company. No additional compensation will be paid to these persons for these services.

Quorum; Abstentions; Broker Non-Votes

     Votes cast by proxy or in person at the Annual Meeting will be tabulated by the Inspector of Elections. The Inspector will also determine whether or not a quorum is present. Except in certain specific circumstances, the affirmative vote of a majority of shares present in person or represented by proxy at a duly held meeting at which a quorum is present is required under Delaware law and the Company's Bylaws for approval of proposals presented to stockholders. In general, Delaware law also provides that a quorum consists of a majority of shares entitled to vote and present or represented by proxy at the meeting.

     When proxies are properly dated, executed and returned, the shares represented by those proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the Annual Meeting, the persons named in the enclosed proxy card and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. The Company does not currently anticipate that any other matters will be raised at the Annual Meeting.

     Pursuant to Delaware law, the Inspector will include shares that are voted "WITHHELD" or "ABSTAIN" on a particular matter among the shares present and entitled to vote for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting generally, and also among the shares entitled to vote on that matter (the "Votes Cast"). Broker non-votes on a particular matter will be counted for purposes of determining the presence of a quorum, but will not be counted for purposes of determining the number of "Votes Cast" with respect to the matter on which the broker has expressly not voted. Accordingly, broker non-votes will not affect the determination as to whether the requisite approval has been obtained with respect to a particular matter.

Deadline for Receipt of Stockholder Proposals

     Stockholders are entitled to present proposals for action at a forthcoming meeting if they comply with the requirements of the Company's Bylaws and the proxy rules established by the Securities and Exchange Commission. Proposals of stockholders of the Company that are submitted for inclusion in the proxy statement and form of proxy card for next year's annual meeting must be received by the Company no later than one hundred twenty (120) days prior to the one year anniversary date of the mailing of this Proxy Statement. Assuming a mailing date of September 25, 2002, the deadline for stockholder proposals for next year's annual meeting will be May 28, 2003.

     In addition, under the Company's Bylaws, a stockholder wishing to make a proposal at next year's annual meeting must submit that proposal to the Company not less than 90 days prior to the meeting (or, if the Company gives less than 100 days notice of the meeting, then within ten days after that notice). The Company may refuse to acknowledge any proposal not made in compliance with the foregoing procedure.

     The attached proxy card grants the proxy holders discretionary authority to vote on any matter raised at this year's Annual Meeting. In addition, assuming a mailing date of September 25, 2002 for this proxy statement, the proxy holders at next year's annual meeting will have similar discretionary authority to vote on any matter that is not submitted to the Company before August 11, 2003.

How to Obtain a Copy of Linear's Annual Report on Form 10-K

     We will provide without charge to each stockholder solicited by these proxy solicitation materials a copy of Linear's Annual Report on Form 10-K, together with the financial statements, financial statement schedules and all other exhibits required to be filed with the Annual Report on Form 10-K, upon request of the stockholder made in writing to Linear Technology Corporation, 720 Sycamore Drive, Milpitas, California 95035, Attn: Paul Coghlan, Vice President of Finance and Chief Financial Officer.

                                  PROPOSAL ONE

                              ELECTION OF DIRECTORS

Nominees

     The Company's Bylaws currently provide for a board of five directors. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's five nominees named below, all of whom are currently directors of the Company. In the event that any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any substitute nominee who is designated by the current Board of Directors to fill the vacancy. It is not expected that any nominee listed below will be unable or will decline to serve as a director. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of as many of the nominees listed below as possible, and, in such event, the specific nominees to be voted for will be determined by the proxy holders. In any event, the proxy holders cannot vote for more than five persons. The term of office of each person elected as a director will continue until the next Annual Meeting of Stockholders or until his successor has been elected and qualified.

     The names of the nominees, and certain information about them as of September 9, 2002, are set forth below.

       Name Of Nominee               Age       Principal Occupation                                       Director Since
-------------------------------   -----------  --------------------------------------------------------  ----------------
Robert H.  Swanson, Jr.........      64        Chairman and Chief Executive Officer of the Company             1981
David S.  Lee..................      65        Chairman, Cortelco Systems Holding Corp.                        1988
Leo T.  McCarthy...............      72        President, The Daniel Group                                     1994
Richard M.  Moley..............      63        Former President and Chief Executive Officer,
                                                   StrataCom, Inc.                                             1994
Thomas S.  Volpe ..............      51        Chief Executive Officer, Volpe Investments LLC                  1984

     There are no family relationships among the Company's directors and executive officers.

     Mr. Swanson, a founder of the Company, has served as Chairman and Chief Executive Officer since April 1999. From the Company's incorporation in September 1981 until April 1999, Mr. Swanson served as President and Chief
Executive Officer. Mr. Swanson has also served as a director of the Company since its incorporation. From August 1968 to July 1981, he was employed in various positions at National Semiconductor Corporation, a manufacturer of integrated circuits, including Vice President and General Manager of the Linear Integrated Circuit Operation and Managing Director in Europe.

     Mr. Lee is Chairman of the Boards of eOn Communication Corp., Cortelco and Cidco Communications, and a Regent of the University of California. Mr. Lee co-founded Qume Corporation in 1973 and served as Executive Vice-President of Qume until it was acquired by ITT Corporation in 1978. After the acquisition, Mr. Lee held the positions of Executive Vice President of ITT Qume until 1981, and President of ITT Qume through 1983. From 1983 to 1985, he served as Vice President of ITT and as Group Executive and Chairman of its Business Information Systems Group. In 1985, he became President and Chairman of Data Technology Corp. ("DTC"), and in 1988 DTC acquired and merged with Qume. Currently, Mr. Lee is a member of the Board of Directors of ESS Technology Inc., iBasis Inc., Accela.com, Daily Wellness Co. and Pacific International Center for High Technology Research. Mr. Lee also serves as a member of the California Chamber of Commerce and Honorary President of Asian Cultural Teachings. Mr. Lee served as an adviser to Presidents George Bush and Bill Clinton on the Advisory Committee on Trade Policy and Negotiation (Office of the U.S. Trade Representative/Executive Office of the President) and to

Governor Pete Wilson on the California Economic Development Corporation (CalEDC) and the Council on California Competitiveness. Mr. Lee is a past Commissioner of the California Postsecondary Education Commission, as well as having founded and served as Chairman of the Chinese Institute of Engineers, the Asian American Manufacturers' Association and the Monte Jade Science and Technology Association.

     Mr. McCarthy has served since January 1995 as President of The Daniel Group, a partnership engaged in international trade and other investment opportunities. Mr. McCarthy retired from elective office in 1994 after twelve years as Lieutenant Governor of the State of California. His primary responsibility as Lieutenant Governor was to help businesses start and grow through his role as chair of the California Commission for Economic Development. One major area of focus for Mr. McCarthy was and still remains international trade and investment, particularly involving Pacific Rim markets. Mr. McCarthy serves as a director on the board of Forward Funds, which is a mutual fund. He also serves as Vice Chair of the Board of Accela.com, a privately held software company.

     Mr. Moley served as Chairman, President and Chief Executive Officer of StrataCom, Inc., a network systems company, from June 1986 until its acquisition by Cisco Systems, Inc., a provider of computer internetworking solutions, in July 1996. Mr. Moley served as Senior Vice President and Board Member of Cisco Systems until November 1997, when he became a consultant and private investor. Mr. Moley served in various executive positions at ROLM Corporation, a telecommunications company, from 1973 to 1986. Prior to joining ROLM, he held management positions in software development and marketing at Hewlett-Packard Company. Mr. Moley serves as a director of Netro, Echelon Corporation and Spirent, plc, a British company.

     Mr. Volpe has served as Chief Executive Officer of Volpe Investments LLC since July 2001. From December 1999 to June 2001, Mr. Volpe served as Chairman of Prudential Volpe Technology Group. Mr. Volpe served as Chief Executive Officer of Volpe Brown Whelan & Company, LLC (formerly Volpe, Welty & Company), a private investment banking and risk capital firm, from its founding in April 1986 until its acquisition by Prudential Securities in December 1999. Until April 1986, he was President and Chief Executive Officer of Hambrecht & Quist Incorporated, an investment banking firm with which he had been affiliated since 1981. Currently, Mr. Volpe is a member of the Board of Directors of Rigel Pharmaceuticals, Inc.

Vote Required and Recommendation of Board of Directors

     The five nominees receiving the highest number of affirmative votes of the shares entitled to be voted will be elected as directors. Votes "withheld" will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the meeting, but have no other legal effect upon election of directors under Delaware law.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE NOMINEES SET FORTH ABOVE.

                                  PROPOSAL TWO

                         RATIFICATION OF APPOINTMENT OF
                              INDEPENDENT AUDITORS

     The Board of Directors has selected Ernst & Young LLP, independent auditors, to audit the financial statements of the Company for the year ending June 29, 2003, and recommends that the stockholders vote for ratification of such appointment. Although action by stockholders is not required by law, the
Board of Directors believes that it is desirable to request approval of this selection by the stockholders. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. Ernst & Young LLP has audited the Company's financial statements since the fiscal year ended June 30, 1982. Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement and are expected to be available to respond to appropriate questions from stockholders.

Fees Billed To The Company By Ernst & Young LLP During The Fiscal Year Ended June 30, 2002

Audit Fees

     Audit fees billed to the Company by Ernst & Young LLP during the fiscal year ended June 30, 2002, for the audit of the Company's annual financial statements included in the Company's 2002 Annual Report on Form 10-K and the review of the Company's interim financial statements included in the Company's quarterly reports on Form 10-Q during fiscal 2002, totaled $172,000.

Financial Information Systems Design and Implementation Fees

     The Company did not engage Ernst & Young LLP to provide advice or services to the Company regarding financial information systems design and implementation during the fiscal year ended June 30, 2002.

All Other Fees

     Fees billed to the Company by Ernst & Young LLP during the Company's fiscal year ended June 30, 2002 for all other non-audit services rendered to the Company totaled $222,000. All other services includes fees of $22,000 for audit-related services such as accounting advice and statutory audits, and fees of $200,000 for other services, including tax services. The audit committee of the Board has determined that the non-audit services provided by Ernst & Young LLP are compatible with maintaining Ernst & Young LLP's independence.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING JUNE 29, 2003.

                               BENEFICIAL SECURITY
                        OWNERSHIP OF DIRECTORS, EXECUTIVE
                           OFFICERS AND CERTAIN OTHER
                                BENEFICIAL OWNERS

Security Ownership

     The following table sets forth certain information known to the Company regarding the beneficial ownership of the Company's Common Stock as of the Record Date, by (a) each beneficial owner of more than 5% of the Company's Common Stock, (b) the Company's Chief Executive Officer and the Company's four other most highly compensated executive officers during fiscal 2002 (collectively, the "Named Executive Officers"), (c) each director of the Company, and (d) all directors and executive officers of the Company as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.

                                                                             Shares Beneficially         Percentage
                             Beneficial Owner                                       Owned            Beneficially Owned
------------------------------------------------------------------------  -------------------------  ------------------
Janus Capital Management LLC (1)........................................             33,642,493               10.7%
       100 Fillmore Street
       Denver, CO 80206-4923
Robert H.  Swanson, Jr.  (2)............................................              1,383,000                *
Robert C.  Dobkin (3)...................................................              1,916,704                *
Clive B.  Davies (4)....................................................              1,036,756                *
Paul Coghlan (5)........................................................                689,948                *
Lothar Maier (6)........................................................                152,000                *
Thomas S.  Volpe (7)....................................................                248,000                *
David S.  Lee (8).......................................................                 96,000                *
Leo T.  McCarthy (9)....................................................                208,900                *
Richard M.  Moley (10)..................................................                 72,000                *
All directors and executive officers as a group (16 persons) (11).......              7,516,339                2.4

-----------------------------
*    Less than one percent of the outstanding Common Stock.

(1) Based on information reported to the Company by Janus Capital Corporation on September 11, 2002.
(2) Includes (i) 10,000 shares issued in the name of Robert H. Swanson, Jr. and Sheila L. Swanson, Trustees of the Robert H. Swanson, Jr. and Sheila L. Swanson Trust U/T/A dated May 27, 1976, (ii) 125,000 shares issued in the name of Robert H. Swanson, Jr. Trustee, Robert H. Swanson, Jr. Annuity, Trust 1, U/A 6/17/02, (iii) 125,000 shares issued in the name of Robert H. Swanson, Jr. Trustee, Sheila L. Swanson Annuity, Trust 1, U/A 6/17/02 and
     (iv) 1,123,000 shares issuable pursuant to options exercisable within 60 days of September 9, 2002.
(3)  Includes 705,704 shares issued in the name of Robert C. Dobkin and Kathleen
     C. Dobkin, Trustees of the Dobkin Family Trust U/D/T dated September 16, 1991. Also includes 1,211,000 shares issuable pursuant to options exercisable within 60 days of September 9, 2002.
(4) Includes 636,256 shares issued in the name of Clive B. Davies and Carol B. Davies, Trustees of the Davies Living Trust dated September 9, 1994. Also includes 673,500 shares issuable pursuant to options exercisable within 60 days of September 9, 2002.
(5) Includes 616,500 shares issuable pursuant to options exercisable within 60 days of September 9, 2002.
(6) Includes 152,000 shares issuable pursuant to options exercisable within 60 days of September 9, 2002.
(7) Consists of 248,000 shares issuable pursuant to options exercisable within 60 days of September 9, 2002.
(8) Consists of 96,000 shares issuable pursuant to options exercisable within 60 days of September 9, 2002.
(9) Includes 18,000 shares issued in the name of Leo and Jacqueline McCarthy LLC and 10,000 shares issued in the name of the McCarthy Grandchildren's Trust. Also includes 180,900 shares issuable pursuant to options exercisable within 60 days of September 9, 2002.
(10) Consists of 72,000 shares issuable pursuant to options exercisable within 60 days of September 9, 2002.
(11) Includes 5,792,200 shares issuable pursuant to options exercisable within 60 days of September 9, 2002.

Securities Authorized for Issuance Under Equity Compensation Plans

     The following table provides information as of June 30, 2002 about the Company's Common Stock that may be issued upon exercise of outstanding options, warrants and rights under all of our existing equity compensation plans, including the 1981 Incentive Stock Option Plan, 1986 Employee Stock Purchase Plan, the 1988 Stock Option Plan, 1996 Incentive Stock Option Plan and the 2001 Nonstatutory Stock Option Plan, and the number of shares of Common Stock that remain available for future issuance under these existing equity compensation plans:

-------------------------------- ----------------------------- ---------------------------- ----------------------------------

         Plan category            Number of securities to be    Weighted-average exercise    Number of securities remaining
                                   issued upon exercise of        price of outstanding        available for future issuance
                                     outstanding options,         options, warrants and      under equity compensation plans
                                     warrants and rights                 rights                (excluding securities to be
                                                                                                 issued upon exercise of
                                                                                              outstanding options, warrants
                                                                                                       and rights)
-------------------------------- ----------------------------- ---------------------------- ----------------------------------
Equity compensation plans                 35,132,660                     $21.02                         8,687,730
approved by security holders
-------------------------------- ----------------------------- ---------------------------- ----------------------------------

Equity compensation plans not              3,760,300 (1)                 $38.61                        11,235,950
approved by security holders
-------------------------------- ----------------------------- ---------------------------- ----------------------------------

Total                                     38,892,960                     $22.72                        19,923,680
-------------------------------- ----------------------------- ---------------------------- ----------------------------------

(1) Issued pursuant to our 2001 Nonstatutory Stock Option Plan, which does not require the approval of and has not been approved by our stockholders. See description of the 2001 Nonstatutory Stock Option Plan below.

1996 Incentive Stock Option Plan

     The Company's 1996 Incentive Stock Option Plan (the "1996 Plan") was adopted by the Board of Directors in July 1996 and was approved by the Company's stockholders in November 1996. The 1996 Plan provides for the granting to employees, including officers and directors, of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and for the granting to employees, directors and consultants of non-statutory stock options. Incentive stock options may be granted only to employees, including employee directors and officers. Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of the Company. In order to preserve the Company's ability to deduct the compensation income associated with options granted to such persons, the 1996 Plan provides that no employee, director or consultant may be granted, in any fiscal year of the Company, options to purchase more than 500,000 shares of Common Stock. Notwithstanding this limit, however, in connection with an individual's initial employment with the Company, he or she may be granted options to purchase up to an additional 500,000 shares of Common Stock. The exercise price of an option is determined at the time the option is granted, provided that, generally in the case of an incentive stock option, the exercise price may not be less than 100% of the fair market value of the Common Stock on the date the option is granted. Options granted under the 1996 Plan generally vest at a rate of 1/10th of the shares subject to the option after each six month period of continued service to the Company, however, the vesting schedule can change on a grant-by-grant basis. The 1996 Plan provides that vested options may be exercised for 3 months after termination of employment and for up to 12 months after termination of employment as a result of death or disability. The Company may select alternative periods of time for exercise upon termination of service. The 1996 Plan permits options to be exercised with cash, check, promissory note, other shares of our stock, consideration received by us under a "cashless exercise" program or certain other forms of consideration. In the event that we merge with or into another corporation, or sell substantially all of our assets, the 1996 Plan provides that each outstanding option will be assumed or substituted for by the successor corporation. If such substitution or assumption does not occur, each option will fully vest and become exercisable. Unless terminated sooner, the 1996 Plan will terminate automatically in July 2006. As of the date of this proxy statement, there are 32,000,000 shares of common stock reserved for issuance under the 1996 Plan, of which 7,566,220 shares remain reserved for future issuance and 21,375,210 are subject to outstanding options.

1981 Incentive Stock Option Plan (the "1981 Plan") and 1988 Stock Option Plan (the "1988 Plan")

     The 1981 Plan and 1988 Plan have terms substantially the same as the terms of the 1996 Plan. The Company no longer grants options under either of these plans. As of the date of this proxy statement, there are no shares of common stock subject to outstanding options under the 1981 Plan. As of the date of this proxy statement, there are 13,757,450 shares of common stock are subject to outstanding options under the 1988 Plan.

The 1986 Employee Stock Purchase Plan

     The 1986 Employee Stock Purchase Plan (the "Purchase Plan") was adopted by the Board of Directors in April 1986 and approved by the stockholders in May 1986. A total of 8,400,000 shares of the Company's Common Stock have been reserved for issuance under the Purchase Plan, of which 1,121,500 remain available for future issuance as of the date of this proxy statement. The Purchase Plan, which is intended to qualify under Section 423 of the Code, permits eligible employees to purchase Common Stock through payroll deductions at the end of each offering period. The Purchase Plan is implemented by consecutive offering periods of approximately six months each, ending on the last trading day of fiscal months April and October of each year. The purchase price per share of the shares offered under the Purchase Plan in a given offering period is the lower of 85% of the fair market value of the Common Stock on the first day of the offering period or 85% of the fair market value of the Common Stock on the last day of the offering period. The purchase price for the shares is accumulated by payroll deductions during the offering period. The deductions must be at least 5%, but may not exceed 10%, of a participant's eligible compensation for a given offering period.

     All persons who are employed by the Company on a given enrollment date and who are customarily employed by the Company for at least twenty hours per week and more than five months per calendar year are eligible to participate in the Purchase Plan. Participation in the Purchase Plan ends automatically on termination of employment with the Company and a participant may discontinue his or her participation in the Purchase Plan at any time during the offering period. The Purchase Plan operates through the granting on the first day of each offering period of an option to purchase shares. The maximum number of shares placed under option in an offering period is determined by dividing the amount of the participant's total payroll deductions that will be accumulated prior to the end of the offering period by the purchase price, provided that the maximum number of shares subject to such option may not exceed 300 shares per offering period. Notwithstanding the foregoing, no employee will be permitted to subscribe for shares under the Purchase Plan if, immediately after such subscription, the employee would own 5% or more of the voting power or value of all classes of stock of the Company or of any of its subsidiaries, nor will any employee be permitted to participate to the extent such employee could buy under all employee stock purchase plans of the Company more than $25,000 worth of stock in any calendar year. Unless terminated sooner, the Purchase Plan will terminate 20 years from its effective date.

2001 Nonstatutory Stock Option Plan

     In fiscal 2001, the Board of Directors approved the 2001 Nonstatutory Stock Option Plan (the "2001 Plan"). The 2001 Plan provides for the granting of non-qualified stock options to employees and consultants at the fair market value of our common stock as of the date of grant. The Company can not grant options under the 2001 Plan to directors or officers of the Company. Options granted under the 2001 Plan generally vest at a rate of 1/10th of the shares subject to the option after each six month period of continued service to the Company, however, the vesting schedule can change on a grant-by-grant basis. The 2001 Plan provides that vested options may be exercised for 3 months after termination of employment and for up to 12 months after termination of employment as a result of death or disability. The Company may select alternative periods of time for exercise upon termination of service. The 2001 Plan permits options to be exercised with cash, check, promissory note, other shares of our stock, consideration received by us under a "cashless exercise" program or certain other forms of consideration. In the event that we merge with or into another corporation, or sell substantially all of our assets, the 2001 Plan provides that each outstanding option will be assumed or substituted for by the successor corporation. If such substitution or assumption does not occur, each option will fully vest and become exercisable. As of the date of this proxy statement, there are 30,000,000 shares of common stock reserved for issuance under the 2001 Plan, of which 26,235,950 shares remain reserved for future issuance and 3,760,300 are subject to outstanding options.

Board Meetings And Committees

     The Board of Directors of the Company held a total of four meetings during the fiscal year ended June 30, 2002. No director attended fewer than 75% of the meetings of the Board of Directors and the Board committees upon which such director served. The Board of Directors has an Audit Committee and a Compensation Committee. The Board of Directors has no nominating committee or any committee performing similar functions.

     The  Audit  Committee  of the  Board of  Directors  currently  consists  of directors Lee, McCarthy, Moley and Volpe, and held a total of four meetings during the last fiscal year. The Audit Committee is governed by a written charter that it has adopted. The Audit Committee recommends engagement of the Company's independent auditors, and is primarily responsible for approving the services performed by the Company's independent auditors and for reviewing and evaluating the Company's accounting principles and its system of internal accounting controls. Each member of the Company's Audit Committee is "independent" as defined under Nasdaq's listing standards in effect as of the date of this proxy statement.

     The Compensation Committee of the Board of Directors currently consists of directors Lee, McCarthy, Moley and Volpe, and held a total of four meetings during the last fiscal year. The Committee reviews and approves the Company's executive compensation policy, including the salaries and target bonuses of the Company's executive officers, and administers the Company's stock plans.

Director Compensation

     The Company currently pays each non-employee director an annual retainer of $20,000 and a fee of $1,500 for each meeting of the Board of Directors attended. Directors are generally eligible to receive options under the Company's stock option plans. For the fiscal year ended June 30, 2002, Messrs. Lee, McCarthy, Moley and Volpe each received an option to purchase 20,000 shares at an exercise price of $37.79. Each of these options vests as to 100% of the shares subject to the option one year from the date of grant.

Compensation Committee Interlocks and Insider Participation

     No executive officer of the Company served on the compensation committee of another entity or on any other committee of the board of directors of another entity performing similar functions during the last fiscal year.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and of changes in ownership on Forms 4 or 5 with the Securities and Exchange Commission and the National Association of Securities Dealers, Inc. Executive officers, directors and ten percent stockholders are also required by Commission rules to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely upon its review of copies of such forms and amendments, if any, received by the Company, or written representations from certain reporting persons that no Forms 5 were required for such persons, the Company believes that its executive officers, directors, and ten percent stockholders complied with all applicable Section 16(a) filing requirements during the fiscal year ended June 30, 2002.

                         EXECUTIVE OFFICER COMPENSATION

     The following table sets forth all compensation received for services rendered to the Company in all capacities, for the last three fiscal years ended June 30, 2002, by the Named Executive Officers:

                                                Summary Compensation Table

                                                                                         Long Term
                                                       Annual Compensation              Compensation
                                            ------------------------------------------ --------------
                                                                                          Securities
                                                                         Other Annual     Underlying       All Other
   Name and Principal Position       Year     Salary ($)  Bonus ($)(1)  Compensation ($)  Options (#)  Compensation ($)(3)
----------------------------------- ------- ------------- ------------  ----------------  -----------  -------------------
Robert H.  Swanson, Jr............   2002     $302,491     $1,125,445    $204,930 (2)           --          $15,980
     Chairman and Chief Executive    2001      302,975      3,169,878             --       700,000           25,417
     Officer                         2000      274,273      2,263,455             --            --           31,980
Clive B.  Davies..................   2002      263,270        798,735             --            --           15,635
     President                       2001      277,119      2,305,594             --       195,000           21,863
                                     2000      272,696      1,795,484             --            --           23,156
Robert C.  Dobkin.................   2002      275,502        367,351             --            --           15,290
     Vice President, Engineering     2001      274,253      1,128,868             --       145,000           21,878
     and Chief Technical Officer     2000      261,639      1,140,285             --            --           22,397
Paul Coghlan......................   2002      248,250        669,508             --            --           15,290
     Vice President, Finance and     2001      268,460      1,915,592             --       145,000           21,540
     Chief Financial Officer         2000      255,152      1,452,206             --            --           21,693
Lothar Maier......................   2002      228,423        368,640             --            --           14,450
     Vice President and Chief        2001      244,428        987,203             --        75,000           18,825
     Operating Officer               2000      225,577        448,508             --            --           19,875

-----------------------------
(1) Includes cash profit sharing and cash bonuses earned for the fiscal year, whether accrued or paid.
(2) Represents the imputed value of personal use of the Company's airplane by Mr. Swanson during the year ended June 30, 2002.
(3) Includes insurance premiums paid by the Company under its life insurance program. Also includes 401(k) profit sharing distributions earned during the fiscal year.

Option Grants in Last Fiscal Year

     No stock options were granted to the Named Executive Officers during the year ended June 30, 2002.

Option Exercises And Holdings

     The following table provides information with respect to option exercises in fiscal 2002 by the Named Executive Officers and the value of such officers' unexercised options at June 28, 2002.

                            Aggregated Option Exercises in Last Fiscal Year-End Option Values
---------------------------------------------------------------------------------------------------------------------------
                                                                      Number of Shares
                                                                   Underlying Unexercised         Value of Unexercised
                                                                         Options at             In-the-Money Options at
                                       Shares                      Fiscal Year-End (#) (1)      Fiscal Year-End ($) (2)
                                    Acquired On       Value       --------------------------- -----------------------------
               Name                 Exercise (#)   Realized(1)    Exercisable   Unexercisable  Exercisable   Unexercisable
-------------------------------   --------------- ------------- --------------  -------------  -----------  ---------------
Robert H.  Swanson, Jr.........             0              0         823,000        180,000    $15,425,802     $2,108,016
Clive B.  Davies...............        50,000      $1,691,775        564,000        104,000     11,112,693      1,130,215
Robert C.  Dobkin..............             0              0       1,113,000        112,000     25,176,447      1,520,904
Paul Coghlan...................             0              0         541,000         64,000     11,916,371        756,267
Lothar Maier...................             0              0         100,000        100,000        152,370        152,370

-----------------------------

(1) Market value of underlying securities on the exercise date, minus the exercise price.
(2) Value is based on the last reported sale price of the Common Stock on the Nasdaq National Market of $31.43 per share on June 28, 2002 (the last trading day for fiscal 2002), minus the exercise price.

Employment Agreements

     In January 2002, the Company entered into employment agreements with Mr. Swanson, its Chairman and Chief Executive Officer, and with Messrs. Davies, Coghlan and Dobkin, each a Named Executive Officer.

     Employment Agreement with the Chairman and Chief Executive Officer

     Mr. Swanson's employment agreement provides that he will receive an annual base salary of $345,000, which is subject to annual adjustments by the Compensation Committee, and bonuses pursuant to his participation in the Company's 1996 Senior Executive Bonus Plan and Key Employee Incentive Bonus Plan.

     If Mr. Swanson is involuntarily terminated by the Company for any reason other than cause (as defined in his employment agreement) or if he voluntarily resigns with good reason (as defined in his employment agreement) or, after his 65th birthday, for any reason, then 100% of his stock options and restricted stock will immediately vest, and he will receive continued payments of one year's base salary and bonus. In addition, the Company will pay Mr. Swanson's group health and dental plan continuation coverage premiums until the earlier of 18 months from his termination and such time as Mr. Swanson and his dependents are covered by similar plans of a new employer.

     If there is a change of control of the Company (as defined in his employment agreement), Mr. Swanson will receive similar benefits to those above immediately, including payment of one year's salary and bonus in a lump sum within five days of the change of control.

     If Mr. Swanson voluntarily resigns as Chief Executive Officer other than for good reason, but agrees, at the request of the Board of Directors, to remain as Chairman of the Board with duties requiring one to two days per week of Mr. Swanson's time, Mr. Swanson will receive his existing salary and bonus pro rated based on the number of full days Mr. Swanson performs services as Chairman throughout the year, but in no event more than 50% of the last full annual bonus received by Mr. Swanson. In such case, Mr. Swanson's benefits will continue, and his stock options and restricted stock will vest at twice the rate as if he had continued as Chief Executive Officer.

     If Mr. Swanson should die while employed by the Company, 50% of his then unvested restricted stock and options will vest immediately.

     The Company has a fractional ownership in two different aircraft operated by NetJets, Inc. So long as Mr. Swanson is either Chief Executive Officer or Chairman of the Board, he is entitled to use the Company's airplane for personal use for up to 35% of the available flight time in any year. To the extent use of the airplane results in imputed taxable income to Mr. Swanson, the Company will make additional payments to him so that the net effect is the same as if no income were imputed to him.

     If payments to Mr. Swanson under his employment agreement (together with any other payments or benefits Mr. Swanson receives) would trigger the excise tax provisions of Sections 280G and 4999 of the Code, Mr. Swanson will be paid an additional amount so that he receives, net of the excise taxes, the amount he would otherwise have been entitled to receive in their absence.

     Employment Agreements with Three of the Named Executive Officers

     The employment agreements with Messrs. Davies, Coghlan and Dobkin, each a Named Executive Officer, provide for base salaries of $305,000, $285,000 and $280,000, respectively, subject to certain annual adjustments by the Board of Directors. Each of these executives is also entitled to bonuses pursuant to the Company's 1996 Senior Executive Bonus Plan and Key Employee Incentive Bonus Plan.

     If any one of these executives is involuntarily terminated by the Company for any reason other than cause (as defined in the employment agreements) or if he voluntary resigns with good reason (as defined in the employment agreements), then his stock options and restricted stock will immediately vest to the extent they would have vested had the executive remained employed by the Company for an additional six months, and he will receive continued payments of six month's base salary and bonus. In addition, the Company will pay the executive's group health and dental plan continuation coverage premiums until the earlier of six months from his termination and such time as the executive and his dependents are covered by similar plans of a new employer.

     If, after a change of control (as defined in the employment agreements), an executive is involuntarily terminated for any reason other than cause, or if he voluntarily resigns with good reason, then 50% of his then unvested stock options and restricted stock will immediately vest, and he will receive continued payments of one year's base salary and 50% of his bonus. In addition, the Company will pay the executive's group health and dental plan continuation coverage premiums until the earlier of twelve months from his termination and such time as the executive and his dependents are covered by similar plans of a new employer.

     If an executive should die while employed by the Company, 50% of his then unvested restricted stock and options will vest immediately.

     If payments to an executive under his employment agreement (together with any other payments or benefits the executive receives) would trigger the excise tax provisions of Sections 280G and 4999 of the Code, and such payments are less than 3.59 multiplied by the executive's "base amount" (as defined in Section
280G), then the payments will be reduced so that no portion of the payments will be subject to excise tax under Section 4999. If payments under the employment agreement (together with any other payments or benefits the executive receives) would exceed 3.59 multiplied by the executive's "base amount," then the executive will be paid an additional amount so that he receives, net of the excise taxes, the amount he would otherwise have been entitled to receive in their absence.

                                PERFORMANCE GRAPH

     The following graph shows a five-year comparison of cumulative total stockholder return, calculated on a dividend-reinvested basis, for Linear Technology Corporation, the Nasdaq National Market, the S&P Semiconductor Equipment and Products Index (the "SEPI") and the S&P 500. The graph assumes that $100 was invested in the Company's Common Stock, in the Nasdaq National Market, in the SEPI and in the S&P 500 on the last trading day of the Company's 1996 fiscal year. Note that historic stock price performance is not necessarily indicative of future stock price performance.



[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T]



         Year               LLTC           Nasdaq          SEPI*       S&P 500
--------------------- ---------------- -------------- -------------- -----------
June 1997                   100             100             100          100
June 1998                   117             131              98          128
June 1999                   262             186             176          155
June 2000                   499             275             398          164
June 2001                   346             150             176          138
June 2002                   247             101             110          112

     *  Following  the  Standard  &  Poor's  index  reclassification,   the  S&P
Electronics Index used by the Company in prior years is no longer available.

--------------------------------------------------------------------------------

                             AUDIT COMMITTEE REPORT

     The following is the Audit Committee's report submitted to the Board of Directors for the fiscal year ended June 30, 2002.

     The Audit Committee of the Board of Directors has:

     o reviewed and discussed the Company's audited financial statements for the fiscal year ended June 30, 2002 with the Company's management;

     o discussed with Ernst & Young LLP, the Company's independent auditors, the materials required to be discussed by Statement of Auditing Standard 61; and

     o reviewed the written disclosures and the letter from Ernst & Young LLP required by Independent Standards Board No. 1 and has discussed with Ernst & Young LLP its independence.

     Based on the Audit  Committee's  review of the matters  noted above and its discussions with the Company's independent auditors and the Company's management, the Audit Committee recommended to the Board of Directors that the financial statements be included in the Company's 2002 Annual Report on Form 10-K.

                                           Respectfully submitted by:

                                           THE AUDIT COMMITTEE
                                           David S.  Lee
                                           Leo T.  McCarthy
                                           Richard M.  Moley
                                           Thomas S.  Volpe


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                          COMPENSATION COMMITTEE REPORT

Introduction

     The Compensation Committee of the Board of Directors is composed only of non-employee directors. It is responsible for reviewing and recommending for approval by the Board of Directors the Company's compensation practices, executive salary levels and variable compensation programs, both cash-based and equity-based. The Committee generally determines base salary levels for executive officers of the Company at or about the start of each fiscal year and determines actual bonuses at the end of each six-month fiscal period based upon Company and individual performance.

Compensation Philosophy

     The Committee has adopted an executive pay-for-performance philosophy covering all executive officers, including the Chief Executive Officer. This philosophy emphasizes variable compensation in order to align executive compensation with the Company's business objectives and performance and to attract, retain and reward executives who contribute both to the short-term and long-term success of the Company. Pay is sufficiently variable that above-average performance results in above-average total compensation, and below-average performance for the Company or the individual results in below-average total compensation. The focus is on corporate performance and individual contributions toward that performance.

Compensation Program

     The Company has a comprehensive compensation program which consists of cash compensation, both fixed and variable, and equity-based compensation. The program has four principal components, which are intended to attract, retain, motivate and reward executives who are expected to manage both the short-term and long-term success of the Company. These components are:

     Cash-Based Compensation

     Base  Salary--Base   salary  is  predicated  on  industry  and  peer  group
comparisons and on performance judgments as to the past and expected future contribution of the individual executive officer. In general, salary increases are made based on median increases in salaries for similar executives of similar-size companies in the high technology industry.

     Profit Sharing--Profit sharing payments are distributed semi-annually to all employees, including executives, from a profit sharing pool. The amount of the pool is largely determined by the magnitude of sales and operating income for the six-month period. This pool is distributed to all eligible employees based on the ratio of their individual salary to total salaries for all employees. A portion of this profit sharing is paid directly into a 401(k) retirement plan for all United States employees.

     Bonuses--The Company has a discretionary key employee incentive pool pursuant to which executive officers and a limited number of key employees may receive semi-annual cash bonuses. Targets for sales growth and operating income as a percentage of sales influence the size of the pool. Individual payments are made based on the Company's achievement of these targets and upon the individual's personal and departmental performance.

     In 1996, the Company adopted the 1996 Senior Executive Bonus Plan to facilitate, under Section 162(m) of the Internal Revenue Code, the federal income tax deductibility of compensation paid to

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

the Company's most highly compensated executive officers. In fiscal 2002, the participants were Messrs. Swanson, Davies, Dobkin, Coghlan and Maier. In fiscal 2003, the plan will include the Chief Executive Officer and each of the Company's four other most highly compensated executive officers. In July 2000, the Board of Directors approved an amendment to the plan to increase the maximum amount payable to any individual in any one year under the plan from $3 million to $5 million. This amendment was approved by the Company's stockholders in November 2000.

     Equity-Based Compensation

     Stock Options--Stock options are granted periodically to provide additional incentive to executives and other key employees to work to maximize long-term total return to stockholders. The options generally vest over a five-year period to encourage option holders to continue in the employ of the Company. Over 41% of worldwide employees have received stock options. In granting options, the Compensation Committee takes into account the number of shares and outstanding options already held by the individual.

Chief Executive Officer Compensation

     The Committee uses the same factors and criteria described above for compensation decisions regarding the Chief Executive Officer.

Compensation Limitations for Tax Purposes

     The Committee has considered the potential impact of Section 162(m) of the Internal Revenue Code adopted under the federal Revenue Reconciliation Act of 1993. Section 162(m) generally disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1 million in any taxable year for any of the Named Executive Officers, unless compensation is performance-based. The Company's policy is to qualify, to the extent reasonable, its executive officers' compensation for deductibility under applicable tax laws. In 1996, the Company implemented the 1996 Senior Executive Bonus Plan in order to qualify certain bonus payments to the Named Executive Officers as performance-based compensation under Section 162(m). The Committee believes that the implementation of the 1996 Senior Executive Bonus Plan enables the Company to compensate its executive officers in accordance with its pay-for-performance philosophy while maximizing the deductibility of such compensation. However, the Committee recognizes that the loss of a tax deduction may be necessary in some circumstances.

Summary

     The Committee believes that a fair and motivating compensation program has played a critical role in the success of the Company. The Committee reviews this program on an ongoing basis to evaluate its continued effectiveness.

                                           Respectfully submitted by:

                                           THE COMPENSATION COMMITTEE
                                           David S.  Lee
                                           Leo T.  McCarthy
                                           Richard M.  Moley
                                           Thomas S.  Volpe

--------------------------------------------------------------------------------

                                  OTHER MATTERS

     The Company knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting or any adjournment or postponement thereof, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.

                                              BY ORDER OF THE BOARD OF DIRECTORS

Dated:  September 25, 2002

Appendix A:       Proxy

                                EDGAR APPENDIX A

                                      PROXY

                          LINEAR TECHNOLOGY CORPORATION
                       2002 ANNUAL MEETING OF STOCKHOLDERS
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Linear Technology Corporation, a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated September 25, 2002 and hereby appoints Robert H. Swanson, Jr. and Paul Coghlan, or either of them, as attorneys-in-fact, each with full power, on behalf and in the name of the undersigned, to represent the undersigned at the 2002 Annual Meeting of Stockholders of Linear Technology Corporation to be held on November 6, 2002, at 3:00 p.m. local time, at the Company's principal executive offices, located at 720 Sycamore Drive, Milpitas, California 95035, and at any postponement or adjournment thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and, in their discretion, upon such other matter or matters which may properly come before the meeting and any adjournment thereof.

This proxy will be voted as directed or, if no contrary direction is indicated, will be voted FOR the election of the specified nominees as directors, FOR the ratification of the appointment of Ernst & Young LLP as independent auditors, and as said proxies deem advisable on such other matters as may properly come before the meeting.

--------------------------                                                                                --------------------------
     SEE REVERSE SIDE                        CONTINUED AND TO BE SIGNED ON REVERSE SIDE                        SEE REVERSE SIDE
--------------------------                                                                                --------------------------

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
THIS PROXY WILL BE VOTED AS DIRECTED,  OR, IF NO CONTRARY  DIRECTION IS  INDICATED,  WILL BE VOTED FOR THE ELECTION OF THE SPECIFIED
NOMINEES AS DIRECTORS,  FOR THE  RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT  AUDITORS,  AND AS SAID PROXIES
DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY COME BEFORE THIS MEETING.

1.   To  elect  five  (5)  directors  to serve  until  the next  Annual
     Meeting of Stockholders and until their successors are elected.                       FOR       WITHHELD
                                                                                           ALL       FROM ALL
     Nominees:  Robert H.  Swanson, Jr.; David S.  Lee; Leo T.  McCarthy;                  [ ]          [ ]
                Richard M.  Moley; Thomas S.  Volpe

     [ ]  For all nominees exactly except as noted
                                                  ------------------------------

2.   To ratify  the  appointment  of Ernst & Young  LLP as  independent
     auditors of the Company for the fiscal year ending June 29, 2003.                     FOR        AGAINST      ABSTAIN
                                                                                           [ ]          [ ]           [ ]

In their  discretion,  upon such other  matter or matters  which may  properly  come  before the  meeting  and any  postponement  or adjournment thereof.

This proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the  enclosed  envelope.  Persons  signing in a fiduciary  capacity  should so indicate.  If shares are held by joint  tenants or as community property, both should sign.

Signature:                         Date:                   Signature:                              Date:
           ----------------------        ----------                   ---------------------------        -------------

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                WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON YOU ARE URGED TO SIGN AND PROMPTLY
               MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE MEETING.
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